 Exhibit 10.7

CERTIFICATE

As examined by China Green Food Development Center, the product meets the grade-A standard of green foods, is affirmed to be grade-A green food product and permitted to use the logo of green food, and is hereby issued this certificate.

Product name: se - enriched rice

Trademark name:---

Product number: LB-03-18050803189A

Manufacturer: Baoqing County Lvxin Paddy Rice Plant Specialized Cooperative

Enterprise information code: GF230523181099

Approved output: 3250 tons

Permission period: From May 3, 2018 to May 2, 2021

Certificate-issuing institution: China Green Food Development Center 1100000163038 (Seal)

Signature of the representative: WANG Yunhao

Date of certificate issuance: May 3, 2018

China Green Food Development Center